Exhibit 32.2

Certification of the Chief Financial Officer Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of PRAECIS PHARMACEUTICALS INCORPORATED (the “Company”) for the quarter ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Edward C. English, as Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Edward C. English
Name:	Edward C. English
Title:	Chief Financial Officer
Date:	August 5, 2005